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                      INCENTIVE STOCK OPTION PLAN CONTRACT



          THIS INCENTIVE STOCK OPTION CONTRACT entered into as of the [DATE] day of [DATE], between Real Time Strategies, Inc., a New York corporation
(the "Company"), and [INSERT NAME OF OPTIONEE] (the "Optionee").


                              W I T N E S S E T H:


          1. The Company, in accordance with the allotment made by the Board of Directors of the Company (the "Board of Directors") and subject to the terms and conditions of the 1997 Stock Option Plan of the Company (the "Plan"), grants as of the date hereof to the Optionee an option to purchase an aggregate of ________ shares of the Common Stock, $.01 par value per share, of the Company
("Common Stock") at $     per share, being at least equal to the fair market
value of such shares of Common Stock on the date hereof. This option is intended to constitute an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

          2. The term of this option shall be ten (10) years from the date hereof, subject to earlier termination as provided in the Plan.

          3.    This option shall become vested with respect to    % of the
shares of Common Stock subject thereto on each of the [ANNIVERSARY DATES] of the date of grant.

          4. To the extent vested, an option shall become exercisable on the later of (i) the two-year anniversary of the date the Optionee commenced employment or service with the Company or (ii) December 30, 2002; PROVIDED, HOWEVER, that such vested options shall become immediately exercisable in full upon the later (a) the two-year anniversary of the date the Optionee commenced employment or service with the Company or (b) the Company's completion of an IPO or upon its otherwise becoming a public company. The right to purchase shares of Common Stock under this option shall be cumulative, so that if the full number of shares purchasable in a period shall not be purchased, the balance may be purchased at any time or from time to time thereafter, but not after the expiration of the option as provided in the Plan. Notwithstanding the foregoing, in no event may a fraction of a share of Common Stock be purchased under this option.

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          5.    This option shall be exercised by giving written notice to the
Company at its principal office, presently 51 Bethpage Road, Plainview, New York, Attn.: Secretary of the Company, stating that the Optionee is exercising this incentive stock option, specifying the number of shares being purchased and accompanied by payment in full of the aggregate purchase price therefor (a) in cash or by certified check, (b) if the Board of Directors permits, with previously acquired shares of Common Stock which have been held by the Optionee for at least six months, or (c) a combination of the foregoing. Such shares, upon payment of the purchase price, shall be fully paid and nonassessable and the holders of such shares will not be subject to personal liability by reason of being such holders, except for personal liability, if any, imposed by Section 630 of the New York Business Corporation Law.

          6. Notwithstanding the foregoing, this option shall not be exercisable by the Optionee unless (a) a Registration Statement under the Securities Act of 1933, as amended (the "Securities Act") with respect to the shares of Common Stock to be received upon the exercise of the option shall be effective and current at the time of exercise or (b) there is an exemption from registration under the Securities Act for the issuance of the shares of Common Stock upon exercise. The Optionee hereby represents and warrants to the Company, that (i) the shares of Common Stock to be issued upon the exercise of this option are being acquired by the Optionee for his own account, for investment only and not with a view to the resale or distribution thereof, and (ii) any subsequent resale or distribution of shares of Common Stock by him will be made only pursuant to (x) a Registration Statement under the Securities Act which is effective and current with respect to the shares of Common Stock being sold, or
(y) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption, the Optionee shall, prior to any offer of sale or sale of such shares of Common Stock, provide the Company with a favorable written opinion of counsel, in form and substance satisfactory to the Company, as to the applicability of such exemption to the proposed sale or distribution. Such representations and warranties shall also be deemed to be made by the Optionee upon each exercise of this option. Nothing herein shall be construed as requiring the Company to register the shares subject to this option under the Securities Act.

          7. Notwithstanding anything herein to the contrary, if at any time the Board of Directors shall determine in its discretion that the listing or qualification of the shares of Common Stock subject to this option on any securities exchange or under any applicable law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of an option, or the issue of shares of Common Stock thereunder, this option may not be exercised in whole or in part unless such listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board of Directors.

          8. The Optionee hereby represents that it is his intention to remain in the employ or service of the Company; PROVIDED, HOWEVER, that nothing in the Plan or herein shall confer upon the Optionee any right to continue in the employ of the Company, any Parent or any of its Subsidiaries, or interfere in any way with any right of the Company, any Parent or its Subsidiaries


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to terminate such employment at any time for any reason whatsoever without liability to the Company, any Parent or any of its Subsidiaries.

          9. The Company may affix appropriate legends upon the certificates for shares of Common Stock issued upon exercise of this option and may issue such "stop transfer" instructions to its transfer agent in respect of such shares as it determines, in its discretion, to be necessary or appropriate to
(a) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act, (b) implement the provisions of the Plan or any agreement between the Company and the Optionee with respect to such shares of Common Stock, or (c) permit the Company to determine the occurrence of a "disqualifying disposition," as described in section 421(b) of the Code, of the shares of Common Stock transferred upon the exercise of this option. Such legend, if required, shall be substantially in the form as follows:

          "The shares represented by this certificate have not been registered under the Securities Act of 1933. They may not be sold or transferred in the absence of an effective registration statement for the shares under the Securities Act of 1933, or an opinion of counsel for the Corporation that registration is not required under said Act."

          10. The Company may withhold cash and/or shares of Common Stock to be issued to the Optionee in the amount which the Company determines is necessary to satisfy its obligation to withhold taxes or other amounts incurred by reason of the grant or exercise of this option, its disposition or the disposition of the underlying shares of Common Stock. Alternatively, the Company may require the Optionee to pay the Company such amount in cash promptly upon demand.

          11. In the event of any disposition of the shares of Common Stock acquired pursuant to the exercise of this option within two years from the date hereof or one year from the date of transfer of such shares to him, the Optionee shall notify the Company thereof in writing within 30 days after such disposition. In addition, the Optionee shall provide the Company on demand with such information as the Company shall reasonably request in connection with determining the amount and character of the Optionee's income, the Company's deduction and its obligation to withhold taxes or other amount incurred by reason of such disqualifying disposition, including the amount thereof. The Optionee shall pay the Company in cash on demand the amount, if any, which the Company determines is necessary to satisfy such withholding obligation.

          12. The Company and the Optionee agree that they will both be subject to and bound by all of the terms and conditions of the Plan, a copy of which is attached hereto and made a part hereof. Any capitalized term not defined herein shall have the meaning ascribed to it in the Plan. In the event of a conflict between the terms of this Contract and the terms of the Plan, the terms of the Plan shall govern. As a condition to the granting of this option, the Optionee agrees, for himself and his personal representatives, that any dispute or disagreement which may arise under or as a result of or pursuant to this Contract shall be determined by the Board of Directors, in its sole


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discretion, and that any interpretations by the Board of Directors of the terms of this Contract shall be final, binding and conclusive.

          13. The Optionee represents and agrees that he will enter into and sign a non-compete covenant with the Company promising not to compete with the Company and any Parent (as defined in Paragraph 19) and Subsidiaries.

          14. The Optionee represents and agrees that he will comply with all applicable laws relating to the Plan and the grant and exercise of the option and the disposition of the shares of Common Stock acquired upon exercise of the option, including without limitation, federal and state securities and "blue sky" laws.

          15. This option is not transferable otherwise than by will or the laws of descent and distribution and may be exercised, during the lifetime of the Optionee, only by him or his legal representatives. In the event of the death of the Optionee, a condition of exercising this option shall be the delivery to the Company of such tax waivers and other documents as the Board of Directors shall determine.

          16. This Contract shall be binding upon and inure to the benefit of any successor or assign of the Company and to any heir, distributee, executor, administrator or legal representative entitled by law to the Optionee's rights hereunder.

          17. This Contract shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, without regard to the conflicts of law rules thereof.

          18. The invalidity or illegality of any provision herein shall not affect the validity of any other provision.

          19. The Optionee agrees that the Company may amend the Plan and the options granted to the Optionee under the Plan, subject to the limitations contained in the Plan.

          20. This Contract is binding on the parties and their respective successors, heirs, legal representatives and permitted assigns.

          IN WITNESS WHEREOF, the parties hereto have executed this Contract as of the day and year first above written.


                                   REAL TIME STRATEGIES, INC.


                                   By:
                                      ----------------------------------


                                   -------------------------------------
                                       [INSERT NAME OF OPTIONEE]



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